Putnam
Investment
Grade
Municipal
Trust II

ANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In today's low interest-rate environment, maintaining the fund's competitive yield is our number one priority. We've developed tools to more precisely manage the current and future income stream. However, in a market with downside risk, we're also balancing the need for sustainable income with the need for total return strategies that build net asset value."

                             --  Richard P. Wyke, fund manager
                                 Putnam Investment Grade Municipal Trust II

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                             --  The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

17 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam Investment Grade Municipal Trust II approached the end of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

One consequence of this turnabout was a slight erosion in total return for the period (based on market value). Fund Manager Richard Wyke considers the development merely a minor setback; he remains confident that the fundamentals -- strong demand, attractive value -- remain in place.

In this volatile environment, Rick continues to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, he discusses his strategy during the 12 months ended April 30, 1998, and looks at prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Richard P. Wyke

Without the drama played out almost every day in the stock market, the $1.3 trillion municipal bond market has become very attractively priced relative to the Treasury market -- a state of affairs that hasn't occurred since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds. Since the typical level is 84%, the current percentage makes municipal prices remarkably low.

During the year, the Federal Reserve Board has remained on the sidelines in deference to the noninflationary economic environment and fears of the eventual impact of Asia's troubles on the United States. Within this relatively tranquil yet cautious environment, Putnam Investment Grade Municipal Trust II has delivered what it has promised to shareholders: a steady stream of income exempt from federal taxes along with relatively low share price volatility. Your fund produced strong returns of 9.91% at net asset value and 5.63% at market price for the 12 months ended April 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index posted a return of 9.30% for the same period. Please see pages 8 and 9 for additional performance information.

* FUNDAMENTALS KEEP BALANCE IN MARKET

The first quarter of 1998 has been most notable for its huge incremental supply -- an increase of approximately 70% over the supply brought to market one year ago. Demand for municipal bonds has also risen, keeping balance in this market and being fueled primarily by the bargain prices.

As we ended the fiscal year, there was anxiety brewing over the sale of the largest bond offering in history. However, when the Long Island Power Authority came to market with $3.4 billion of utility bonds, this enormous issue was absorbed quite well.

* HEALTH CARE, TRANSPORTATION, UTILITIES OUTPERFORM

The health-care sector continues to perform well in spite of forthcoming reductions in the Medicare budget. Merger and acquisition activity along with credit upgrades has helped overall performance in this sector.

Your fund's significant position in the transportation industry has been bolstered by positive earnings that stem from strong passenger demand and low fuel prices, particularly in the airline sector. Standard & Poor's has raised the credit outlook for American Airlines to positive from stable, reflecting the industry's and each company's good health. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy.

As you probably know, deregulation has hit the utility industry, the last legal monopoly in the United States. The demand for cheaper electricity, combined with new power plant technology and federal legislation, set the stage for the deregulation of utilities several years ago. The same type of restructuring has already occurred in the telephone, natural gas, airline, and trucking industries. With the ensuing increase in competition, we are beginning to see lower electricity rates for both homeowners and businesses.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation            17.6%
Hospitals/health care     16.7%
Water and sewer           14.6%
Utilities                 12.7%
Education                  5.4%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

The restructuring of the utility industry has created some dynamic investment opportunities for the fund. For example, one of the fund's utility holdings, Nevada Power, has just proposed a merger with Sierra Pacific Resources, which holds a higher credit rating from Moody's and Standard & Poor's. Sierra Pacific has experienced a rapid service territory growth rate and one of the highest growth rates in the United States. This merger should help the lower-rated Nevada Power reduce costs and improve cash flow with the overall impact of enhancing investor security in its bonds.

* SUSTAINING DIVIDENDS WITHIN FLAT YIELD CURVE

Fund management remains focused on sustaining the fund's dividend level in a market in which higher-yielding bonds are steadily called away. As we replace the called bonds, our goal is to acquire bonds with at least four years of call protection to enable us to provide the highest and most durable level of income. This strategy should give the fund some protection even if interest rates continue to stay low or decline further.

Also noteworthy is the unusually flat tax-exempt yield curve. Simply put, the difference between short-term and long-term interest rates is known as the yield curve. Right now the yields between short and long maturities are remarkably similar, causing the curve to be flat. With the 30-year bond paying only a modest 30 to 40 basis points more than a 10-year bond, investors are not compensated for taking on higher risk. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

* INFLATION RATE KEY VARIABLE IN OUTLOOK

The Asian crisis has not yet had an impact on interest rates in the United States. While interest rates may remain low, we believe that the inflation rate is the key economic variable to watch in 1998. Because we expect continued U.S. economic growth to be supported by consumer demand, low interest rates, and the wealth effect of a strong equity market, there is the potential for a rise in inflation in the second half of 1998.

[GRAPHIC OMITTED: PIE CHART OF PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Ba -- 3.6%

Baa -- 19.8%

A -- 20.3%

Aa -- 8.5%

VMIGI -- 0.4%

AAA -- 47.4%

Footnote reads:
* As a percentage of portfolio market value on 4/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's terminologies and may include unrated bonds considered by Putnam Management to be of comparable quality. Portfolio quality will vary over time.

Consequently, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                           Lehman Bros.
                                    Market  Municipal     Consumer
(common shares)               NAV   price   Bond Index   Price Index
------------------------------------------------------------------------------
1 year                       9.91%   5.63%     9.30%        1.44%
------------------------------------------------------------------------------
5 years                     35.20   38.62     37.14        12.85
Annual average               6.22    6.75      6.52         2.45
------------------------------------------------------------------------------
Life of fund (11/27/92)     47.38   38.09     45.14        14.44
Annual average               7.42    6.14      7.12         2.52
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                      12
------------------------------------------------------------------------------
Income                                     $0.96
------------------------------------------------------------------------------
  Total                                    $0.96
------------------------------------------------------------------------------
Preferred shares      Series A (630 shares)      Series B (630 shares)
------------------------------------------------------------------------------
Income                      $1,847.85                  $1,835.53
------------------------------------------------------------------------------
  Total                     $1,847.85                  $1,835.53
------------------------------------------------------------------------------
Share value
------------------------------------------------------------------------------
(common shares):               NAV                    Market price
------------------------------------------------------------------------------
4/30/97                      $13.70                      $14.250
------------------------------------------------------------------------------
4/30/98                       14.13                       14.125
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
(common shares):               NAV                    Market price
------------------------------------------------------------------------------
Current dividend rate1         6.79%                       6.80%
------------------------------------------------------------------------------
Taxable equivalent2           11.24                       11.26
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                                           Market
(common shares)                              NAV           price
------------------------------------------------------------------------------
1 year                                      11.95%          15.21%
------------------------------------------------------------------------------
5 years                                     38.59           45.94
Annual average                               6.74            7.85
------------------------------------------------------------------------------
Life of fund (11/27/92)                     48.73           45.83
Annual average                               7.72            7.32
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended April 30, 1998

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust II

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust II, including the portfolio of investments owned, as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust II as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods then ended, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 12, 1998



Portfolio of investments owned
April 30, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
CLI Insd.   - Connie Lee Insurance Insured
FGIC        - Financial Guaranty Insurance Company
FSA         - Financial Security Assurance
G.O. Bonds  - General Obligation Bonds
IFB         - Inverse Floating Rate Bonds
MBIA        - Municipal Bond Investors Assurance Corporation
VRDN        - Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.4%)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Alaska (0.9%)
-------------------------------------------------------------------------------------------------------------
$           2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                         7 1/8s, 12/1/25                                          AA2          $    2,215,000

Arizona (1.6%)
-------------------------------------------------------------------------------------------------------------
            6,000,000  Maricopa Cnty., U. School Dist. No. 41 Gilbert
                         Cap. Appn. G.O. Bonds, FGIC, zero %, 1/1/07              Aaa               4,012,500

California (6.5%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                         West), AMBAC, 6.456s, 7/1/17                             Aaa               4,981,250
            3,855,000  CA State G.O. Bonds, 7s, 8/1/07                            A1                4,539,263
            2,500,000  CA State U. IFB, AMBAC, 9.71s, 11/1/21
                         (acquired 9/2/94, cost $2,681,272) (RES)                 Aaa               2,912,500
            3,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                         Rev. Bonds, Sr. Lien, Ser. A, stepped-coupon
                         zero % (7s, 1/1/05), 2008 (STP)                          Baa               2,594,375
            1,420,000  Fountain Valley, Agcy. for Cmnty. Dev. Tax Alloc.
                         Rev. Bonds (Indl. Area Redev.), 9.1s, 1/1/16             BBB+              1,434,356
                                                                                               --------------
                                                                                                   16,461,744

Colorado (7.4%)
-------------------------------------------------------------------------------------------------------------
                       Denver, City & Cnty. Arpt. Rev. Bonds
            3,675,000    Ser. A, 8 3/4s, 11/15/23                                 Baa1              4,221,656
            1,325,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                    Aaa               1,533,688
            2,285,000    Ser. A, 8 1/2s, 11/15/23                                 Baa1              2,530,638
              215,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                    Aaa                 240,263
            1,525,000    Ser. A, 8s, 11/15/25                                     Baa1              1,671,781
              735,000    Ser. A, 8s, 11/15/25                                     Baa1                814,013
              265,000    Prerefunded, Ser. A, 8s, 11/15/25                        Aaa                 295,806
              145,000    Prerefunded, Ser. A, 8s, 11/15/25                        Aaa                 160,406
            1,000,000    Ser. D, 7 3/4s, 11/15/13                                 Baa1              1,250,000
            5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                         (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30           Aaa               5,847,188
                                                                                               --------------
                                                                                                   18,565,439

Florida (9.3%)
-------------------------------------------------------------------------------------------------------------
                       Broward Cnty., Resource Recvy. Rev. Bonds
           10,145,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08             A                10,956,600
            1,100,000    (Waste-Energy LP North), 7.95s, 12/1/08                  A                 1,188,000
            1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                         Ser. A, 7 1/4s, 6/1/23                                   Aa2               1,075,000
            5,000,000  Lee Cnty., Board of Directors Hosp. IFB
                         (Lee Memorial Hosp.), MBIA, 8.685s, 3/26/20              Aaa               5,756,250
            5,000,000  Port Everglades Auth. Rev. Bonds, Ser. A, 5s, 9/1/16       BBB               4,712,500
                                                                                               --------------
                                                                                                   23,688,350

Georgia (3.0%)
-------------------------------------------------------------------------------------------------------------
            6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                         (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)     Aaa               7,433,650

Hawaii (2.6%)
-------------------------------------------------------------------------------------------------------------
                       HI State Arpt. Syst. Rev. Bonds
            2,000,000    AMBAC, 7.3s, 7/1/20                                      Aaa               2,155,000
            4,000,000    FGIC, 7s, 7/1/10                                         Aaa               4,370,000
                                                                                               --------------
                                                                                                    6,525,000

Illinois (5.0%)
-------------------------------------------------------------------------------------------------------------
            7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                         G.O. Bonds, 6s, 2/1/19                                   Aa                8,069,688
                       Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
            2,005,000    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18           Baa2              2,126,423
            2,250,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25       Baa2              2,444,063
                                                                                               --------------
                                                                                                   12,640,174

Indiana (0.9%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                         Rev. Bonds (Excise Tax Rev. Lease Rental),
                         Ser. A, AMBAC, 7s, 6/1/21                                Aaa               2,167,500

Kansas (1.1%)
-------------------------------------------------------------------------------------------------------------
            2,600,000  Burlington, Poll. Control Rev. Bonds
                         (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31            Aaa               2,840,500

Kentucky (2.0%)
-------------------------------------------------------------------------------------------------------------
            5,030,000  Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                         5 1/2s, 6/1/28                                           Aaa               5,111,738

Louisiana (1.1%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                         Corp.), 7 3/4s, 6/1/21                                   Baa3              2,207,500
              500,000  St. Charles Parish, Poll. Control Rev. Bonds
                         (LA Pwr. & Lt.), 8 1/4s, 6/1/14                          Baa3                532,260
                                                                                               --------------
                                                                                                    2,739,760

Maryland (1.2%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                         (Johns Hopkins U.), 7 1/2s, 7/1/20                       Aa2               3,076,830

Massachusetts (5.7%)
-------------------------------------------------------------------------------------------------------------
                       MA State Hlth. & Edl. Fac. Auth. IFB
            5,500,000    (Med. Ctr. of Central MA), Ser. B, AMBAC,
                         8.82s, 6/23/22                                           Aaa               6,888,750
            2,000,000    (Boston U.), Ser. L, MBIA, 9.477s, 10/1/31               Aaa               2,340,000
            3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                Aaa               5,073,750
                                                                                               --------------
                                                                                                   14,302,500

Michigan (5.9%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.613s, 7/1/22       Aaa               2,302,500
            6,000,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                         Osteopathic Hosp.), Ser. A, 6s, 2/1/24                   Baa1              6,142,500
            6,250,000  Western Township, Util. Auth. Swr. Disp. Syst.
                         Rev. Bonds, 8.2s, 1/1/18                                 BBB+              6,540,375
                                                                                               --------------
                                                                                                   14,985,375

Mississippi (2.5%)
-------------------------------------------------------------------------------------------------------------
            6,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                         South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14             Ba1               6,343,140

Nevada (1.4%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
                         Corp.), Ser. B, 7 1/2s, 9/1/32                           Baa2              1,663,125
            2,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                         Ser. C, 5 1/2s, 10/1/30                                  BBB/P             1,952,500
                                                                                               --------------
                                                                                                    3,615,625

New York (18.3%)
-------------------------------------------------------------------------------------------------------------
            5,370,000  Babylon, Indl. Dev. Agcy. Res. Recvy. Rev. Bonds
                         (Ogden Martin Syst., Inc.), Ser. A, 8 1/2s, 1/1/19       Aaa               5,569,120
                       NY City, G.O. Bonds
            2,900,000    Ser. B, 7 1/2s, 2/1/06                                   A3                3,211,750
            5,000,000    Ser. D, 5 1/4s, 8/1/21                                   A3                4,856,250
            1,100,000  NY City, G.O. Bonds, Prerefunded, Ser. B,
                         7 1/2s, 2/1/06                                           A3                1,230,625
            6,250,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Syst.
                         Rev. Bonds, Ser. C, 7 3/4s, 6/15/20                      Aaa               6,960,938
                       NY State Dorm. Auth. Rev. Bonds
                         (State U. Edl. Fac.), Ser. A
            6,500,000    7.7s, 5/15/12                                            Aaa               7,076,875
            5,000,000    5 7/8s, 5/15/17                                          A3                5,456,250
            5,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                         Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                         Ser. A, 7 1/2s, 1/1/26                                   A1                5,300,000
                       NY State Urban Dev. Corp. Rev. Bonds (Syracuse U.)
            1,440,000    6s, 1/1/07                                               Baa1              1,548,000
            1,360,000    6s, 1/1/06                                               Baa1              1,456,900
            3,000,000  Suffolk Cnty., Wtr. Auth. Rev. Bonds, Sub. Lien,
                         MBIA, 6s, 6/1/14                                         Aaa               3,315,000
                                                                                               --------------
                                                                                                   45,981,708

Oklahoma (1.6%)
-------------------------------------------------------------------------------------------------------------
            3,555,000  Tulsa, Indl. Auth. Hosp. Rev. Bonds (Hillcrest
                         Med. Ctr.), CLI Insd., 6 1/4s, 6/1/10                    AAA               3,999,375

Pennsylvania (5.1%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                         (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                  Aaa               3,187,500
            5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds (Hapsco-
                         Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12          Aaa               5,418,750
            1,380,000  Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds,
                         Ser. B, MBIA, 6.7s, 12/1/21                              AAA               1,495,575
            2,700,000  PA State Higher Ed. Assistance Agcy. Rev. Bonds
                         (Student Loan IFB), Ser. A, AMBAC, 6 1/4s, 7/1/13        Bb                2,662,875
                                                                                               --------------
                                                                                                   12,764,700

Puerto Rico (2.3%)
-------------------------------------------------------------------------------------------------------------
            4,500,000  Cmnwlth. of PR, Med. and Env. Poll. Ctrl. Fac.
                         Rev. Bonds (Baxter Travenol Labs., Inc.), 8s, 9/1/12     A3                4,691,655
            1,000,000  Cmnwlth. of PR, Hwy & Trans Auth. Rev. Bonds
                         Ser. A, VRDN, AMBAC, 3.75s, 7/1/28                       VMIG1             1,000,000
                                                                                               --------------
                                                                                                    5,691,655

South Carolina (2.3%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                         (Bayerische Motoren Werke), 7.55s, 11/1/24               A-/P              5,768,750

Tennessee (5.1%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  Maury Cnty. Indl. Dev. Board Poll. Control
                         Rev. Bonds (Saturn Corp.), 6 1/2s, 9/1/24                A                 3,288,750
            8,300,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                         Tenn. Wtr. & Swr. IFB, AMBAC, 8.216s, 1/1/22             Aaa               9,565,750
                                                                                               --------------
                                                                                                   12,854,500

Texas (2.1%)
-------------------------------------------------------------------------------------------------------------
            1,700,000  Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                         Corp.), 6 3/8s, 4/1/21                                   Baa2              1,840,250
            1,250,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                         Bonds (American Airlines, Inc.), 7 1/2s, 11/1/25         Baa2              1,348,433
            1,750,000  North Central Hlth. Fac. Dev. Corp. IFB
                         (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                         9.265s, 6/15/21                                          Aaa               2,047,500
                                                                                               --------------
                                                                                                    5,236,183

Washington (3.5%)
-------------------------------------------------------------------------------------------------------------
            6,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32             Aa1               6,517,500
            2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 8.896s, 1/2/15             Aaa               2,297,500
                                                                                               --------------
                                                                                                    8,815,000
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $239,765,799) (b)                               $  247,836,696
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $251,864,492.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $239,765,799, resulting in gross unrealized appreciation and depreciation of $11,923,040 and $3,852,143, respectively, or net unrealized appreciation of $8,070,897.

(STP) The interest rate and date shown parenthetically represent the interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $2,912,500 or 1.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1998.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at April 30, 1998.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

          Transportation           17.6%
          Hospitals/healthcare     16.7
          Water and sewer          14.6
          Utilities                12.7

      The fund had the following insurance concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

          AMBAC      13.6%
          MBIA       11.9





------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1998
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
------------------------------------------------------------------------------------------------------------

Municipal Index
Future (long)                   $16,948,750    $17,093,125      Jun-98       $(144,375)
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $239,765,799) (Note 1)                                                $247,836,696
---------------------------------------------------------------------------------------------------
Cash                                                                                        345,512
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,038,681
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               45,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                             188,125
---------------------------------------------------------------------------------------------------
Total assets                                                                            253,454,014

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,068,492
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                446,669
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   22,627
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 9,485
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    540
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       41,709
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,589,522
---------------------------------------------------------------------------------------------------
Net assets                                                                             $251,864,492

Represented by
---------------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                                  $ 63,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                                186,297,698
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                412,576
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (5,772,304)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,926,522
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $251,864,492

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                             $ 63,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               76,159
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                                                63,076,159
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   188,788,333
---------------------------------------------------------------------------------------------------
Net asset value per common share
($188,788,333 divided by 13,357,092 shares)                                                  $14.13
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1998

Tax exempt interest income:                                                            $16,544,116

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,776,755
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             226,653
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,498
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,623
--------------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                                3,063
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     18,969
--------------------------------------------------------------------------------------------------
Auditing                                                                                    50,134
--------------------------------------------------------------------------------------------------
Legal                                                                                       18,369
--------------------------------------------------------------------------------------------------
Postage                                                                                     20,358
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       26,282
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     190,500
--------------------------------------------------------------------------------------------------
Other                                                                                       36,450
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,388,654
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (62,573)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,326,081
--------------------------------------------------------------------------------------------------
Net investment income                                                                   14,218,035
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (433,612)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            941,370
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                        6,253,086
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,760,844
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $20,978,879
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                               Year ended April 30
                                                                                             1998               1997
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 14,218,035       $ 14,225,340
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     507,758         (1,580,939)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                6,253,086          1,180,783
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     20,978,879         13,825,184
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
From net investment income                                                               (2,320,529)        (2,209,265)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $76,159 and $67,420, respectively)                                   18,658,350         11,615,919
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (12,821,881)       (12,822,022)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                   5,836,469         (1,206,103)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       246,028,023        247,234,126
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $412,576 and $1,336,951, respectively)                                        251,864,492        246,028,023
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of year                                                                          13,357,092         13,357,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                                  1,260              1,260
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $13.70           $13.79           $13.94           $14.30           $15.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.06             1.07             1.09             1.14             1.16
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                 .50             (.03)            (.10)            (.16)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.56             1.04              .99              .98              .50
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.17)            (.17)            (.18)            (.15)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.96)            (.96)            (.96)            (.96)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.13)           (1.13)           (1.14)           (1.34)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $14.13           $13.70           $13.79           $13.94           $14.30
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $14.125          $14.250          $13.875           $12.75           $13.25
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(a)                               5.63             9.86            16.62             5.39            (2.81)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $251,864         $246,028         $247,234         $249,223         $254,025
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.26             1.26             1.24             1.28             1.14
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.26             6.51             6.41             7.10             6.66
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         25.71            45.48           160.28            85.63            32.27
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
April 30, 1998

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that the fund's Manager believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1998, the fund had a capital loss carryover of approximately $5,097,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                             Loss Carryover         Expiration
                           ------------------    ----------------
                              $2,203,000          April 30, 2004
                               2,651,000          April 30, 2005
                                 243,000          April 30, 2006

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1998 was Series A-3.83%, Series B-3.85%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of unrealized gains and losses on certain futures contracts, post-October deferral losses, capital loss carryover, straddle loss deferrals, and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1998, the fund required no such reclassification.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $26,528. These expenses have been fully amortized over a five-year period as of April 30, 1998.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends are payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1998, fund expenses were reduced by $62,573 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $480 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $63,317,284 and $64,062,103, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998 no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100.0% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



WELCOME TO

                        www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly.
So be sure to bookmark us at
http://www.putnaminv.com



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

42873 183                 6/98